SECURITIES AND EXCHANGE
    COMMISSION
    Washington, D.C. 20549 -----------------------------------------------------



                              FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported):
                                        March 22, 1996
                                       (March 14, 1996)

                         TrustCo Bank Corp NY

        ---------------------------------------------------
      (Exact name of registrant as specified in its charter)


                               New York
                 ----------------------------------
           (State or other jurisdiction of incorporation)


              0-10592                       14-1630287
              -------                    ---------------
    (Commission File Number)   (IRS Employer Identification No.)

      192 Erie Boulevard, Schenectady, New York     12305

    --------------------------------------------------------
    (Address of principal executive offices)     (Zip Code)

    Registrant"s telephone number, including area code:

    (518) 377-3311

    =========================================================


    TrustCo Bank Corp NY


    Item 5.   Other Events
    _______   ____________

         On March 14, 1996, TrustCo Bank Corp NY ("TrustCo")
    issued a press release regarding a purchase offer made to ALBANK
    Financial Corporation by TrustCo Bank Corp NY.   Attached is a
    copy of the press release labeled as Exhibit 99(a).


    Item 7.    (c) Exhibits
    ______     Reg S-K Exhibit No.    Description
               ___________________    ____________
               99(a)                  Press Release of
                                      March 14, 1996



                           SIGNATURES

         Pursuant to the requirements of the Securities Exchange
    Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


    Dated:  March 22, 1996

                                          TrustCo Bank Corp NY
                                          (Registrant)


                                          By: /s/Robert T. Cushing
                                              ____________________
                                              Robert T. Cushing
                                              Vice President and
                                              Chief Financial
                                              Officer




                           Exhibits Index
                          ________________


    The following exhibits are filed herewith:


         Reg S-K Exhibit No.                 Description
         ___________________                 ____________
          99(a)                              Press Release of
                                             March 14, 1996.








                                                      Exhibit 99(a)

               William F. Terry
               Senior Vice President and Secretary
               518-381-3611





    FOR IMMEDIATE RELEASE:




    Schenectady, New York - March 14, 1996


         Resulting from conversations initiated in 1993 by Herbert Chorbajian, Chairman and Chief Executive Officer of ALBANK Financial Corp, on March 8, 1996 TrustCo Bank Corp NY made an offer to acquire ALBANK Financial Corp. The offer represented significant premium over the market value at that time, and was in a combination of cash and TrustCo stock. ALBANK management refused to negotiate, and its Board of Directors rejected the offer on March 12, 1996.

         TrustCo is a $2.2 billion bank holding company and through its subsidiary, Trustco Bank, National Association, operates 47 banking offices in Albany, Columbia, Greene, Rensselaer, Saratoga, Schenectady, Warren, and Washington counties. The common shares of the Company are traded on the Nasdaq National Market tier of The Nasdaq Stock Market under the symbol TRST.


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